[Translation of Chinese original]

                                                                    EXHIBIT 10.2

                                 LOAN AGREEMENT

      The Loan Agreement (the "Agreement") is entered into as of March 31, 2004 in Beijing by and between the following parties .

      KONGZHONG CORPORATION (the "Lender")
          Legal Representative: Yunfan Zhou

     And

      SONGLIN YANG, YANG CHA (jointly called the "Borrower")


      WHEREAS,

1. Yang Cha is desirous of subscribing in the aggregate RMB4,500,000 of the registered capital of Beijing AirInBox Information Technologies Co., Ltd. ("Beijing AirInBox") and Songlin Yang is desirous of subscribing in the aggregate RMB3,500,000 of the registered capital of Beijing AirInBox.

2. The borrowers are desirous of receiving financial support from the Lender.

      THEREFORE, the Parties, through friendly negotiation based on equal and mutual benefit, agree as follows:

1.    PURPOSE AND SUM OF THE LOAN

     1.1 Subject to the terms and conditions set forth in this Agreement, Lender agrees to lend to Yang Cha in the principal amount of up to RMB 4,500,000 and lend to Songlin Yang in the principal amount of up to RMB3,500,000 (the "Loans"), the loans shall be paid in the legal tender ("USD") of the United States of America.

          Subject to the conditions precedent set forth below, Lender shall transfer in one lump sum the balance of the principal amount a Borrower is entitled to under this Agreement within 7 days of receipt by Lender of a drawdown request delivered by such Borrower, Borrower shall confirm in writing the receipt of the payment immediately upon the Borrower's receipt of the payment. No principal shall be disbursed unless a drawdown request in writing is delivered with 180 days of the execution of this Agreement, Borrower shall confirm in writing the receipt of the payment immediately upon the Borrower's receipt of the payment.


2.    LOAN TERMS

2.1 The term for such loan will be ten (10) years, calculated from the date when the

Borrower actually draws the loan. The term under this Agreement shall be automatically extended for another ten years except the written notice to the opposite is given by the Lender three months prior to the expiration of this Agreement.

2.2 The Borrower hereby agrees and warrants that such loan provided by the Lender shall be used only for the investment in the Beijing AirInBox Information Technologies Co.,Ltd. Without the Lender's prior written consent, the Borrower shall not transfer or pledge its equity interest hereunder to any other third party.

2.3 The Lender and the Borrower jointly agree and confirm that the Borrower shall not repay the loan in advance except for Lender's requirement or the expiration of this agreement. The Borrower shall repay the loan only in the following way and amount: the Borrower shall repay the loan only by all the fund obtained by the Borrower from transferring all of the Borrower's equity in Beijing AirInBox Information Technologies Co., Ltd to KongZhong Information Technology(Beijing) Co.,Ltd or to any other third party designated by KongZhong Information Technology (Beijing) Co.,Ltd. All of the Borrower's equity in Beijing AirInBox Information Technologies Co., Ltd is transferred as stipulated above and if all the fund thereof is repaid to the Lender by the Borrower, all the outstanding loan hereunder shall be regarded as repaid.

2.4 The Lender and the Borrower jointly agree and confirm that the Borrower shall immediately repay the loan in advance in case any one of the following occurs:

     2.4.1 the Borrower dies or becomes a person with no or limited capacity for civil rights;

     2.4.2 Nick Yang (the current president of KongZhong Corporation) or Yang Cha quit or are dismissed from the Lender or the Lender's affiliated corporations if Nick Yang quits or is dismissed, the loan to be immediately repaid in advance shall refer to the loan of Songlin Yang and (if Yang Cha quits or is dismissed, the loan to be immediately repaid in advance shall refer to the loan of himself;);

     2.4.3 The Borrower commits crime or is involved in crime;

     2.4.4 Any third party claims debt of the Borrower exceeding RMB500,000 (five hundred thousand);

     2.4.5 The foreign investors are approved to invest in value-added telecommunication business and such business has commenced to be examined and approved by relevant departments in charge according to laws in China.

3.    CONDITIONS PRECEDENT TO THE DISBURSMENT OF THE LOANS

3.1 Lender shall not be obliged to make any disbursement of the Loans unless all of the following conditions have been satisfied or written waiver to all the conditions that have not been satisfied has been obtained:

     3.1.1 Borrower has deliver the written drawdown request pursuant to section 1.2 of this Agreement and the drawdown amount requested in the request does not exceed the available balance.

     3.1.2 All the representations and warranties made by the Borrower are correct, accurate, complete and not misleading.

     3.1.3 Borrower is not in breach of the covenants and undertakings made by such Borrower in Article 6 hereof.

4.    REPRESENTATIONS AND WARRANTIES

4.1 The Borrower makes the following representations and warranties to the Lender, and confirm that the Lender execute and perform this agreement in reliance of such representations and warranties:

     4.1.1 The Borrower has the full capacity for civil rights and has the power to enter into this Agreement;

     4.1.2 The execution of this Agreement of the Borrower will not violate any law or binding obligations;

     4.1.3 This Agreement shall constitute binding obligations of the Borrower;

     4.1.4 The Borrower neither commits criminal behaviors nor is involved in criminal activity;

     4.1.5 Except for the prior consent of the Lender, the Borrower shall not create any pledge over part or whole of the Borrower's shareholder's right in Beijing AirInBox Information Technologies Co., Ltd or any priority for any third party with the beneficiary neither the Lender nor its subsidiaries;

4.2 The Lender makes the following representations and warranties to the
Borrower:

     4.2.1 The Lender is a company registered and validly existing under the laws of Cayman Islands;

     4.2.2 The execution and performance of this Agreement by the Lender is in compliance with the business scope of the Lender and the power of the Lender. The Lender has taken proper measures and has gained authorizations and approvals for the execution and performance of this Agreement from the third party and governmental departments in accordance with the limitations of the laws and contracts which are binding or bear influences over the Lender;

     4.2.3 This Agreement shall constitute the legal, valid and binding obligations of the Lender, which is enforceable against the Lender in accordance with its terms upon its execution.

5.    COMMITMENTS OF BORROWER

5.1 The Borrower, as the shareholder of Beijing AirInBox Information Technologies Co., Ltd, with respect to Yang Cha, once he becomes a shareholder of Beijing AirInBox Information Technologies Co., Ltd. pursuant to the applicable laws and regulations) hereby undertakes to cause Beijing AirInBox Information Technologies Co., Ltd to observe the following terms with all efforts during the term of this Agreement:

     5.1.1 It shall not modify in any way its articles of association or alter its shareholding structure without the prior written consent of the Lender;

     5.1.2 It shall maintain the operation of its business according to normal financial and commercial codes and practices;

     5.1.3 It shall not transfer or dispose of any material asset, or create any other security interest neither for the Lender nor for its subsidiaries over the same without the prior written consent of the Lender;

     5.1.4 It shall not provide any warranty or assume any debt for any third party which is beyond its normal daily business scope without the prior written consent of the Lender;

     5.1.5 It shall conduct all of its operations in the ordinary course of business and maintain its asset value;

     5.1.6 It shall not enter into any material contracts without the prior written consent of the Lender, except those entered into in the ordinary course of business (for the purpose of this paragraph, any contract with a value exceeding RMB 100,000 shall be deemed to be a material contract);

     5.1.7 It shall not extend any loan or credit to any party except for the prior written consent of The Lender;

     5.1.8 It shall provide the information of its finance or business in time to the Lender as required by the Lender;

     5.1.9 It shall insure the assurances in the amount as required by the Lender;

     5.1.10 It shall not merge with or invest in any third party without the prior written consent of the Lender;

     5.1.11 It shall notify the Lender immediately when any legal action, arbitration or administrative procedure relating to its assets, operations and incomes occurs or is likely to occur;

     5.1.12 It shall not declare in any way any bonus or dividends for its shareholders without the prior written consent of the Lender;

5.2 The Borrowers further commit to the Lender within the term of this Agreement as follows:

     5.2.1 It shall take all the measures to guarantee and maintain its identification and status as a shareholder of Beijing AirInBox Information Technologies Co., Ltd;

     5.2.2 it shall not transfer, dispose of any of its share rights in Beijing AirInBox Information Technologies Co., Ltd, or create any guarantee in any way;

     5.2.3 it shall procure that the shareholders' meeting of Beijing AirInBox Information Technologies Co., Ltd shall not pass any decision about its merger with or investment in any third party without the prior written consent of the Lender;

     5.2.4 It shall notify the Lender immediately when any legal action, arbitration or administrative procedure relating to its shareholder's right in Beijing AirInBox Information Technologies Co., Ltd, occurred, occurs or is likely to occur;

     5.2.5 it shall not carry out any action bearing material influences on the assets, business, obligations or liabilities of Beijing AirInBox Information Technologies Co., Ltd without prior written consent of the Lender;

     5.2.6 it shall immediately and unconditionally transfer all or part of it shares in Beijing AirInBox Information Technologies Co., Ltd to KongZhong Information Technologies (Beijing) Co.,Ltd or any third party designated by KongZhong Information Technologies (Beijing) Co.,Ltd in accordance with Chinese laws and procure all the other shareholders of Beijing AirInBox Information Technologies Co., Ltd waiver any prior right over purchasing such shares, as required by the KongZhong Information Technologies (Beijing) Co.,Ltd;

     5.2.7 it shall procure all the other shareholders of Beijing AirInBox Information Technologies Co., Ltd immediately and unconditionally transfer all or part of their shares in Beijing AirInBox Information Technologies Co., Ltd to KongZhong Information Technologies (Beijing) Co.,Ltd or any third party designated by KongZhong Information Technologies (Beijing) Co.,Ltd in accordance with Chinese laws, as required by the KongZhong Information Technologies (Beijing) Co.,Ltd;

     5.2.8 it shall strictly observe its commitments and guarantees under this Agreement and other related agreements.

5.3 Each Borrower hereby covenants and undertakes that simultaneously with the accomplishment by the Borrower of shareholder status due to investment with the fund borrowed under this Agreement, the Borrower shall:

     5.3.1 pledge all equity interest in Beijing AirInBox Information Technologies Co.,

Ltd. the Borrower has procured after the execution of this Agreement for the benefit of KongZhong Information Technologies (Beijing) Co., Ltd. to guarantee the due payment of the service fees under the Exclusive Technology and Service Agreement and the licensing fees under the Domain Name Licensing Agreement and the Trademark Licensing Agreement, and enter into equity ledge agreement with KongZhong Information Technologies (Beijing) Co., Ltd. with terms and format identical to the document attached hereto as Appendix 1;

     5.3.2 appoint and authorize individuals designated by KongZhong Information Technologies (Beijing) Co., Ltd. to exercise the rights and powers pertinent to the equity interest in Beijing AirInBox Information technologies Co., Ltd. held by the Borrower after the execution of this Agreement and sign and deliver a power of attorney identical to the form attached hereto as Appendix 2;

     5.3.3 confirm and ratify in the capacity of a shareholder of Beijing AirInBox Information Technologies Co., Ltd. that the Borrower is bound by the Business Operation Agreement entered into by KongZhong Information Technologies (Beijing) Co., Ltd., Beijing AirInBox Information Technologies Co., Ltd., Yunfan Zhou, Songlin Yang and Zhen Huang on March 31, 2004 (attached hereto as Appendix
3);

     5.3.4 confirm and agree that KongZhong Information Technologies Co., Ltd. shall have the right to acquire or to designate any third party of its choice to acquire from time to time at RMB 1 yuan for RMB 1 yuan of the registered capital of Beijing AirInBox Information Technologies Co., Ltd. part of all of the equity interest of Beijing AirInBox Information Technologies Co., Ltd. from the Borrower and enter into Share Option Agreement identical to the one entered into by KongZhong Information Technologies Co., Ltd., Yunfan Zhou, Songlin Yang and Zhen Huang on September 26, 2003 (attached hereto as Appendix 4).


6.    DEFAULT

If the Borrower fails to perform its repayment obligation pursuant to this Agreement, an overdue interest at the rate of 0.01% per day upon the outstanding amount of the loan shall be payable to the Lender.

7.    CONFIDENTIALITY

7.1 The Parties acknowledge and confirm to take all possible measures to keep confidential all the confidential materials and information (the Confidential Information) they get to know by this Agreement. The Parties shall not disclose, provide or transfer such Confidential Information to any third party without the prior written consent of the other Party. In case of the termination of this Agreement, the accepter of the Confidential Information shall give back or destroy all the files, materials or software as required by the provider, and delete any of the Confidential Information from any memory equipments and discontinue using such Confidential Information.

7.2 The Parties agree that this article shall survive the modification and termination of this Agreement.

8.    NOTICES

Unless a written notice of change of address is issued, all correspondence relating to this Agreement shall be delivered in person, or by registered or prepaid mail, or by recognized express services or facsimile to the addresses appointed by the other party from time to time.

9.    GOVERNING LAW AND DISPUTE SETTLEMENT

9.1 This Agreement shall be governed by and construed in accordance with the laws of New York State.

9.2 All disputes arising from the interpretation and performance of this Agreement shall initially be resolved by amicable negotiations. If no settlement is concluded, either Party shall have right to submit the dispute to China International Economic and Trade Arbitration Commission (the "CIETAC") and the arbitration proceedings shall take place in Beijing in accordance with the current rules of CIETAC and in English. The arbitration award shall be final and binding upon all the Parties.

9.3 In case of any disputes arising out of the interpretation and performance of this Agreement or any pending arbitration of such dispute, each Party shall continue to perform their obligations under this Agreement, except for the maters involved in the disputes.

10    FORCE MAJEURE

10.1 Force Majeure refers to any accident which is beyond the Party's control and is inevitable with the reasonable care of the other Party who shall be influenced, including but not limited to governmental activity, natural force, fire, explosion, storm, flood, earthquake, tide, lightening or war. However, the credit, capital or shortage of financing shall not be deemed as the matters beyond one Party's reasonable control. The Party influenced by the Force Majuere and seeking for exemption hereunder shall notify the other Party as soon as possible and inform the other Party of the measures to take in order to accomplish the performance of this Agreement.

10.2 In case the performance of this Agreement is delayed or cumbered by the above defined Force Majuere, the Party who is influenced by the Force Majuere shall not bear any liability within the scope of delay and cumbrance, and shall take all the proper measures to reduce or eliminate the influence of Force Majuere, and shall make efforts to renew the performance of its obligations hereunder which has been delayed or cumbered by the Force Majuere. Each Party shall try best to renew the performance of this Agreement once the Force Majuere is eliminated.

11    MISCELLANEOUS

11.1 Any modification, termination or waiver of this Agreement shall not take effect without the written consent of each party;

11.2 Any Appendix attached hereto shall be of the same effect as this Agreement.

11.3 The Borrower shall not transfer its rights and obligations hereunder to any third party without the prior written consent of the Lender;

11.4 In case any terms and stipulations in this Agreement is regarded as illegal or cannot be performed in accordance with the applicable law, it shall be deemed to be deleted from this Agreement and lose its effect and this Agreement shall remain its effect and be treated as without it from the very beginning. Each Party shall replace the deleted stipulations with those lawful and effective ones, which are acceptable to Party A, through mutual negotiation.

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the Effective Date first written above.

(No text on this page)




KONGZHONG CORPORATION

Authorized Representative:   /s/    Richard Wei
                            --------------------

SONGLIN YANG

Signature:     /s/  Songlin Yang


YANG CHA

Signature:     /s/  Yang Cha